[LOGO]
Seligman
Quality Municipal Fund                                             June 30, 2005
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FUND OBJECTIVE AND STRATEGY
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Seligman Quality Municipal Fund seeks to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The Fund invests only in investment-grade tax-exempt municipal bonds.

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PORTFOLIO MANAGEMENT
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Portfolio Managers:
Thomas G. Moles and Eileen Comerford

Investment Team:
Seligman Municipal Team

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TOP FIVE HOLDINGS 1
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Jefferson County, AL Sewer Rev.
   (Capital Improvement Warrants) .....................................    5.3%

New York City, NY Municipal
   Water Finance Authority
   (Water & Sewer System Rev.) ........................................    5.3

San Diego, CA Public Facilities Financing
   Authority Sewer Rev. ...............................................    5.1

San Francisco, CA City and
   County Airports Commission Rev.
   (International Airport) ............................................    5.1

Philadelphia, PA Airport Rev. .........................................    5.0

Total .................................................................   25.8

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FUND SNAPSHOT
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Inception                                        1991
NYSE Symbol                                      SQF
NAV Symbol                                       XSQFX
Average Weighted Maturity                        15.3 years
AMT Exposure 2                                   18.7%
Leverage-Adjusted Duration 3                     7.0 years

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QUALITY COMPOSITION 1
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   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

       AAA                  89%
       AA                    6%
       BBB                   5%

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BOND CALLS 1
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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

        2005            2006            2007           2008         2009
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        6.2%            11.6%           8.2%           2.3%         12.1%

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PRICE-PER-SHARE
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                                     Current    52 Week High    52 Week Low

Net Asset Value                     $ 14.38       $ 14.53        $ 13.84

Market Price                        $ 12.28       $ 12.58        $ 11.80

Premium/(Discount)                   (14.60)%      (11.84)%       (15.40)%

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AVERAGE ANNUAL TOTAL RETURNS
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                                      1 Year        5 Years       10 Years

Net Asset Value                        9.37%         7.80%          6.85%

Market Value                          10.13          7.28           6.16

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of fund shares. Rates reflect changes in the market price or net asset value, and assume reinvestment of all distributions.

1 Top holdings are shown as a percentage of total net assets. The Fund is actively managed and holdings are subject to change. Bond Calls shows the percentage of bonds in the Fund's portfolio that are callable during that year. Portfolio holdings information is available at www.seligman.com.

2 Investment income subject to the federal alternative minimum tax as of June 30, 2005. A portion of income may be subject to state taxes. Capital gain distributions are subject to federal, state, and local taxes.

3 Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. A Fund is considered "leveraged" when it borrows money or otherwise issues senior securities to make additional investments. The Fund's assets were leveraged by issuing shares of Preferred Stock shortly after the issuance of Common Stock. The proceeds of the Preferred offering were used to purchase additional municipal securities for the portfolio.

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         NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE
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


                                                                      [LOGO]
Seligman
Quality Municipal Fund                                             June 30, 2005
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FOR MORE INFORMATION
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A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-874-1092. The prospectus should be read carefully before investing in the Fund.. The Fund is a closed-end investment company and its common stock is listed on the New York Stock Exchange.

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PER SHARE DATA
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Quarter Ending 6/30/05

Gross Income                                                     $   0.245

Expenses                                                             0.056

Common Stock Dividends                                               0.142

Preferred Stock Dividends                                            0.050

Month Ending 6/30/05

Current Monthly Common Stock Dividends                           $  0.0475

SEC Yield as of 6/30/05                                               3.59%

Current SEC yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended June 30, 2005, has been computed in accordance with SEC regulations, and will vary.

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ASSETS
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Common                                                        $ 67,889,067

Preferred                                                     $ 33,600,000

Net Investment                                                $101,489,067

Leverage % of common assets                                             49%

Leverage % of net investment assets                                     33%

A fund is considered "leveraged" when it borrows money or otherwise issues senior securities to make additional investments. Closed-end funds may issue senior securities (preferred stock or debentures) or borrow money to "leverage" their investment positions. The Fund's assets were leveraged by issuing shares of Preferred Stock shortly after the issuance of Common Stock. The proceeds of the Preferred offering were used to purchase additional municipal securities for the portfolios.

The use of leverage increases risks for holders of Common Stock, including increasing the volatility of both the net asset value and market price of the Common Stock. Fluctuations in the dividend rates on the Preferred Stock, or interest paid on borrowings, will affect the rate of return to holders of Common Stock. There can be no assurance that the Fund will be able to realize a higher rate of return on its investment portfolio than the then-current dividend rate on the Preferred Stock or interest on borrowed money.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. US government bonds are guaranteed by the US government, and, if held to maturity, all such bonds offer both a fixed rate of return and fixed principal value. An investment in the Fund is not insured or guaranteed by the US government.

To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

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         NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE
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CEQUAL 6/05                                              SELIGMAN ADVISORS, INC.
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